Exhibit 99

Jefferies Group Announces Second Quarter and All-Time Record First Half Results;
    Net Revenues up 18% to $327 Million; Net Earnings up 29% to $46 Million;
                       Earnings Per Share up 23% to $0.32

    NEW YORK--(BUSINESS WIRE)--July 18, 2006--Jefferies Group, Inc. (NYSE: JEF) today announced quarterly financial results for the quarter ended June 30, 2006.

    Highlights for the second quarter ended June 30, 2006:

    -- Total revenues were up 33% to $457.1 million versus $344.2 million for the second quarter of 2005.

    -- Net revenues were up 18% to $327.3 million versus $276.6 million for the second quarter of 2005.

    -- Net earnings were up 29% to $45.6 million compared to $35.4 million for the second quarter of 2005.

    -- Earnings per share (diluted) were up 23% to $0.32 compared to $0.26 for the second quarter of 2005.

    -- Investment banking revenues were up 20% to $122.9 million versus $102.5 million for the second quarter of 2005.

    -- Total trading revenues were up 16% to $165.8 million versus $143.0 million for the second quarter of 2005.

    Highlights for the first six months ended June 30, 2006:

    -- Total revenues were up 43% to a record $981.2 million versus $688.1 million for the first half of 2005.

    -- Net revenues were up 32% to a record $742.8 million versus $562.6 million for the first half of 2005.

    -- Net earnings were up 44% to a record $104.0 million compared to $72.1 million for the first half of 2005.

    -- Earnings per share (diluted) were up 35% to a record $0.73 compared to $0.54 for the first half of 2005. (This increase in earnings per share included $0.01 related to the cumulative effect of a change in accounting principle, net of tax.)

    -- Investment banking revenues were up 14% to $250.7 million versus $220.0 million for the first half of 2005.

    -- Total trading revenues were up 39% to $394.7 million versus $284.6 million for the first half of 2005.

    "We are pleased with our solid results for the second quarter given the unfavorable market conditions that dominated the last two months of the quarter," commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies. "We continue to appreciate the hard work of our 2,078 employee partners and the continued support of our loyal clients."

    Conference Call

    A conference call with management discussion of financial results for the second quarter ended June 30, 2006 will be held July 18 at 9:00 AM Eastern and can be accessed at 617-801-9714 (code: 94439838). A replay of the call will be available approximately two hours post-call at 617-801-6888 (code: 18328938). A live audio webcast and delayed replay will also be available under "Investor Relations" at www.jefferies.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975 by 8:45 AM Eastern on July 18.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for over 40 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com).



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                              (Unaudited)

                                  Three Months Ended  Six Months Ended
                                  ------------------------------------
                                  June 30, June 30, June 30,  June 30,
                                    2006     2005     2006      2005
                                  ------------------------------------
Revenues:
 Commissions                      $ 71,634 $ 58,239 $140,636 $127,147
 Principal transactions             94,124   84,774  254,104  157,472
 Investment banking                122,932  102,519  250,666  219,961
 Asset management fees and
  investment income from managed
  funds                             22,527   20,434   63,349   41,718
 Interest                          138,851   71,420  252,611  131,271
 Other                               7,051    6,777   19,830   10,487
                                  -------- -------- -------- ---------
   Total revenues                  457,119  344,163  981,196  688,056
Interest expense                   129,776   67,605  238,439  125,488
                                  -------- -------- -------- ---------
Revenues, net of interest expense  327,343  276,558  742,757  562,568
                                  -------- -------- -------- ---------
Non-interest expenses:
 Compensation and benefits         176,675  152,003  409,409  313,991
 Floor brokerage and clearing fees  16,934   12,096   30,867   24,291
 Technology and communications      19,128   17,617   38,373   33,621
 Occupancy and equipment rental     13,399   11,083   28,571   21,916
 Business development               10,801    9,413   23,404   18,047
 Other                               9,691   14,036   34,011   28,219
                                  -------- -------- -------- ---------
   Total non-interest expenses     246,628  216,248  564,635  440,085
                                  -------- -------- -------- ---------
Earnings before income taxes,
 minority interest and cumulative
 effect of change in accounting
 principle                          80,715   60,310  178,122  122,483
Income taxes                        31,357   23,621   69,789   47,066
                                  -------- -------- -------- ---------
Earnings before minority interest
 and cumulative effect of change
 in accounting principle            49,358   36,689  108,333   75,417
Minority interest in earnings of
 consolidated subsidiaries, net      3,778    1,252    5,912    3,308
                                  -------- -------- -------- ---------
Earnings before cumulative effect
 of change in accounting principle,
 net                                45,580   35,437  102,421   72,109
Cumulative effect of change in
 accounting principle                   --       --    1,606       --
                                  -------- -------- -------- ---------
   Net earnings                   $ 45,580 $ 35,437 $104,027 $ 72,109
                                  ======== ======== ======== =========
Earnings per share:
Basic-
Earnings before cumulative effect
 of change in accounting
 principle, net                   $   0.34 $   0.29 $   0.78 $   0.59
Cumulative effect of change in
 accounting principle                   --       --     0.01       --
                                  -------- -------- -------- ---------
   Net earnings                   $   0.34 $   0.29 $   0.79 $   0.59
                                  ======== ======== ======== =========
Diluted-
Earnings before cumulative effect
 of change in accounting
 principle, net                   $   0.32 $   0.26 $   0.72 $   0.54
Cumulative effect of change in
 accounting principle                   --       --     0.01       --
                                  -------- -------- -------- ---------
   Net earnings                   $   0.32 $   0.26 $   0.73 $   0.54
                                  ======== ======== ======== =========
Weighted average shares:
 Basic                             133,621  122,937  131,993  122,072
 Diluted                           147,605  134,844  145,287  133,990

Effective Tax Rate                    38.8%    39.2%    39.2%    38.4%

*All share and per share information has been restated to retroactively reflect the effect of the two-for-one stock split effected as a stock dividend on May 15, 2006.


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                              (Unaudited)

                                              Quarters ended
                                     6/30/2006  3/31/2006  12/31/2005
                                    ---------- ---------- ------------
Statement of Earnings
---------------------
Revenues, net of interest expense   $  327,343 $  415,414 $   342,852
Non-interest expenses:
 Compensation and benefits             176,675    232,734     188,933
 Non-personnel expenses                 69,953     85,273      75,532
                                    ---------- ---------- ------------
Earnings before income taxes,
 minority interest and cumulative
 effect of change in accounting
 principle                              80,715     97,407      78,387
Income taxes                            31,357     38,432      30,880
                                    ---------- ---------- ------------
Earnings before minority interest
 and cumulative effect of change in
 accounting principle                   49,358     58,975      47,507
Minority interest in earnings of
 consolidated subsidiaries, net          3,778      2,134         768
                                    ---------- ---------- ------------
Earnings before cumulative effect
 of change in accounting principle      45,580     56,841      46,739
Cumulative effect of change in
 accounting principle                       --      1,606          --
                                    ---------- ---------- ------------
   Net earnings                     $   45,580 $   58,447 $    46,739
                                    ========== ========== ============

Diluted earnings per share          $     0.32 $     0.41 $      0.34
                                    ========== ========== ============

Financial Ratios
----------------
Pretax operating margin                   24.7%      23.4%       22.9%
Compensation and benefits / net
 revenues                                 54.0%      56.0%       55.1%
Effective tax rate                        38.8%      39.5%       39.4%

                                              Quarters ended
                                      9/30/05   6/30/2005   3/31/2005
                                    ---------- ---------- ------------
Statement of Earnings
---------------------
Revenues, net of interest expense   $  299,280 $  276,558 $   286,010
Non-interest expenses:
 Compensation and benefits             167,033    152,003     161,988
 Non-personnel expenses                 64,710     64,245      61,849
                                    ---------- ---------- ------------
Earnings before income taxes,
 minority interest and cumulative
 effect of change in accounting
 principle                              67,537     60,310      62,173
Income taxes                            26,143     23,621      23,445
                                    ---------- ---------- ------------
Earnings before minority interest
 and cumulative effect of change in
 accounting principle                   41,394     36,689      38,728
Minority interest in earnings of
 consolidated subsidiaries, net          2,799      1,252       2,056
                                    ---------- ---------- ------------
Earnings before cumulative effect
 of change in accounting principle      38,595     35,437      36,672
Cumulative effect of change in
 accounting principle                       --         --          --
                                    ---------- ---------- ------------
   Net earnings                     $   38,595 $   35,437 $    36,672
                                    ========== ========== ============

Diluted earnings per share          $     0.28 $     0.26 $      0.28
                                    ========== ========== ============
Financial Ratios
----------------
Pretax operating margin                  22.6%      21.8%       21.7%
Compensation and benefits / net
 revenues                                55.8%      55.0%       56.6%
Effective tax rate                       38.7%      39.2%       37.7%


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                   (Dollars and Shares in Thousands)
                              (Unaudited)

                                              Quarters ended
                                    ----------------------------------
                                     6/30/2006  3/31/2006  12/31/2005
                                    ---------- ---------- ------------
Revenues by Source
------------------
Equities                            $  101,173 $  173,109 $   111,806
Fixed Income & Commodities              71,636     68,652      42,448
                                    ---------- ---------- ------------
   Total                               172,809    241,761     154,254
Investment banking                     122,932    127,734     167,497
Asset management fees and investment
 income from managed funds:
Asset management fees                    8,918     26,009       8,215
Investment income from managed funds    13,609     14,813      10,452
                                    ---------- ---------- ------------
Total                                   22,527     40,822      18,667
Interest                               138,851    113,760      91,315
                                    ---------- ---------- ------------
   Total revenues                   $  457,119 $  524,077 $   431,733
                                    ========== ========== ============
Other Data
----------
Number of trading days                      63         62          63
Average employees                        2,078      2,030       2,013
Common shares outstanding              118,540    118,502     116,221
Weighted average shares:
Basic                                  133,621    130,358     125,971
Diluted                                147,605    142,942     137,959

                                              Quarters ended
                                    ----------------------------------
                                     9/30/2005  6/30/2005   3/31/2005
                                    ---------- ---------- ------------
Revenues by Source
------------------
Equities                            $  118,990 $  104,621 $   102,663
Fixed Income & Commodities              48,404     45,169      42,653
                                    ---------- ---------- ------------
   Total                               167,394    149,790     145,316
Investment banking                     107,556    102,519     117,442
Asset management fees and investment
 income from managed funds:
Asset management fees                   14,239     13,580      14,909
Investment income from managed funds     7,428      6,854       6,375
                                    ---------- ---------- ------------
Total                                   21,667     20,434      21,284
Interest                                81,467     71,420      59,851
                                    ---------- ---------- ------------
   Total revenues                   $  378,084 $  344,163 $   343,893
                                    ========== ========== ============
Other Data
----------
Number of trading days                      64         64          61
Average employees                        2,001      1,916       1,817
Common shares outstanding              116,166    115,517     116,180
Weighted average shares:
Basic                                  124,447    122,937     121,139
Diluted                                136,225    134,844     131,994

As of June 30, 2006, stockholders' equity amounted to $1.4 billion, resulting in book value of $12.10 per share.

    CONTACT: for Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338